Regency Energy Partners
Wells Fargo 2010 Pipeline and MLP Symposium

December 7, 2010



REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency Overview



Regency Profile

From the wellhead to market, Regency offers a full range of midstream natural gas services, including contract compression, treating, gathering and processing, transportation and marketing of natural gas and natural gas liquids

- Diversification of business segments provides multiple earnings streams and reduces business risk
- Integration of midstream, contract compression and treating segments increases operational efficiencies



Gathering and Dehydration
Compression
Treating and Processing
Transmission Lines
Mixed NGLs
Natural Gas Markets
Marketable NGL Products

Regency is well positioned to provide a full array of contract services to customers

Regency Overview: A Diverse Portfolio

Regency Asset Map



CO
KS
OK
AR
PA
MS
AL
TX
LA
MAP LEGEND
Contract Services Operating Base
Regency Gas System
Midcontinent Express Pipeline
Regency Regional Offices
Regency Corporate Headquarters – Dallas
Regency Gas Treating/ Processing Facility

Asset Summary[1]

Gathering Pipeline	5,252 miles
Treating/Processing Plants[2]	8
Intrastate Pipeline[3]	450 miles
Interstate Pipeline[4]	517 miles
Contract Compression (HP)[5]	823,369
GPM	3,093

Key Regency Statistics[6]

Total Assets	$4.7 billion
Total Units Outstanding	137.2 million
Current Yield[7]	6.8%
Current Quarterly Distribution	$0.445

1 As of 9/30/10; Zephyr assets included
2 Operated within Regency's Gathering and Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest
4 Via MEP Joint Venture, in which Regency has a 49.9% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
5 Third-party revenue generating horsepower as of September 30, 2010
6 Values as of September 30, 2010 unless otherwise noted
7 Based on December 2, 2010 closing unit price

Transportation Segment:
Haynesville Joint Venture (RIGS) Overview

Haynesville Joint Venture (RIGS) Partnership Structure	
Regency Energy Partners	49.99%
GE Energy Financial Services	.01%
Alinda Capital Partners	50%



Lisbon Plant
Bubach Plant
Dubberly Plant
Elm Grove
Louisiana
Texas
Plant Facility
Regency Intrastate Gas
Bienville Loop 36"
Elm Grove 36"
Red River 36"
Winnsboro Loop 42"
Bossier Shale Trend
Haynesville Shale Trend

RIGS Details	
Capacity / Pipeline Length	▸ 2.1 Bcf/d ▸ 450 miles
Major Shippers	▸ Petrohawk ▸ Exco ▸ BG ▸ El Paso Corporation ▸ Chesapeake
Louisiana Markets Served	▸ Union Power ▸ Swepco ▸ Louisiana Tech
Major Pipeline Interconnections	▸ Texas Gas ▸ Tennessee ▸ Trunkline ▸ Southern Natural ▸ ANR ▸ Columbia Gulf
Firm Transportation Commitments	▸ Recent expansion fully subscribed for 10-year terms at approximately 85% demand charges

Transportation Segment: MEP Joint Venture Overview



Zone 1
Oklahoma
Enogex Waynoka Plant Bryan
Enogex West Pool Bryan
Enogex East Pool Bryan
Woodford
Enogex Bennington Bryan
Markwest Bennington Bryan
Fayetteville
Arkansas
NGPL Lamar
HPL Lamar
Lamar CS
FW Basin
Barnett Shale
Atlanta CS
NGPL Atlanta Cass
Perryville CS
Texas
Bossier Trend
Haynesville
TGT Perryville Ouachita
ANR Perryville Richland
CEGT Delhi Richland
Col Gulf Perryville Madison
Delhi Area
ANR Perryville Richland
Pooling – zone 1
Gulf Perryville Madison
Richmond
Delhi Booster
Madison
CEGT Delhi Richland
East Texas Basin
Louisiana
Midcontinent Express Pipeline
Rate zone 1
Rate zone 2
CEGT Lateral Deliveries Zone1-Receipts Zone 2
MEP compressor station
MEP receipt
MEP delivery
MEP bi-directional
Pool point
Capacity segment number
Flow direction
Pooling – Zone 1
Zone 2
Mississippi
Delhi
Vicksburg CS
Jackson
Pooling – Zone 2
TET Hinds
Sonat Smith
TGP Jasper
Destin Clarke
Transco Choctaw

MEP Joint Venture Partnership Structure

Regency Energy Partners	49.9%
Kinder Morgan Operating Company	50.1%

MEP Details

	Zone 1	Zone 2
Corridor	Bennington to Perryville	Perryville to Transco 85
Length	306 miles	201 miles
Initial Design Capacity (Dth/d)	1,432,500	1,000,000
Final Capacity Post-Completion (Dth/d)	1,832,500	1,200,000

MEP Highlights

- MEP's construction and ongoing operations are managed by Kinder Morgan Energy Partners LP, which has a well-established track record of operating natural gas pipelines and is the second largest natural gas transporter and the largest independent transporter of petroleum products in the U.S.
- MEP has firm demand (take-or-pay) contracts in place for 100% of its pipeline capacity (including the expansions) which increase Regency's fee-based income and provide stable cash flows
  - System is fully subscribed and existing contracts have an average term of 9 years remaining

MEP Details

Major Shippers	Chesapeake, XTO, Newfield, Sandridge
Markets Served	OK, TX, AR, Midwest, Southeast, Northeast
Major Pipeline Interconnections	Columbia, Sonat, ANR, Transco, Tennessee

1 Primary supply basins for MEP include production from five key shale plays, including the Barnett, Bossier, Fayetteville, Haynesville and Woodford Shales

Gathering and Processing Segment: Asset Overview

REGENCY ENERGY PARTNERS

Regency's gathering and processing operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Total Processing Capacity (MMcf/d)	50
Focus: Full-Service Midstream Provider	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	58,008
Total Processing Capacity (MMcf/d)	125
Total Treating Capacity (GPM)	400
Focus: Full-Service Midstream Provider	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	541
Compression[3] (HP)	24,779
Total Treating Capacity (GPM)	750
Focus: G&P, Treating	



CO
KS
OK
AR
TX
PA

North Louisiana	
Plants[4]	4
Gathering System Length (Miles)	435
Compression[3] (HP)	58,937
Total Processing Capacity (MMcf/d)	525
Total Treating Capacity (GPM)	660
Focus: Full-Service Midstream Provider	

MAP LEGEND

- Contract Services Operating Base
- Regency Gas System
- Midcontinent Express Pipeline
- Regency Regional Offices
- Regency Corporate Headquarters – Dallas
- Regency Gas Treating/ Processing Facility

Gathering and Processing Asset Summary				
Total Plants	Total Gathering System Length (Miles)	Total Processing Capacity (MMcf/d)	Total Treating Capacity (GPM)	Total Compression[3] (HP)
8	5,252	700	1,810	118,422

[1] Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

Contract Services Segment: Contract Compression Overview

- Regency's core compression operations are located in Texas, Louisiana, Arkansas and Pennsylvania

Horsepower by Region[1,2]

Region	Total HP	# of Units
Central	153,378	163
West	236,654	329
North	169,230	119
Gulf Coast	264,107	345
Total	**823,369**	**956**

Horsepower by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0 - 499	71,729	9%	388
500 - 999	76,315	9%	124
1,000 and over	675,325	82%	444
Total	**823,369**	**100%**	**956**


Pennsylvania
North Region (Areas 13 and 17-21)
West Region (Areas 2, 4, 6, 11, 12 and 15)
Gulf Coast Region (Areas 1, 3, 5, 7-9 and 14)

1 Excludes HP owned by Regency that is serviced by our Contract Services Segment
2 Horsepower as of 9/30/2010

Contract Services Segment: Zephyr Acquisition

REGENCY ENERGY PARTNERS



Utah
Arkansas
Texas
Louisiana
Map Legend
Region 1 (LA)
Region 2 (TX, UT, AR)

Zephyr Asset Overview			
Texas/Louisiana		**Utah/Arkansas[1]**	
Amine Plants	30	Amine Plants	1
Gas Coolers	77	JT Plants	1
JT Plants	6	NGL Storage Tanks	1
NGL Storage Tanks	8		
Other Equipment	22		

Competitive Advantages - Zephyr Acquisition	
Location	▶ Majority of assets are located in the fastest growing treating markets in the U.S.
Reputation / Relationships	▶ Management team has a long history of selling treating services and has deep customer relationships ▶ Standardization of equipment and sharing of common component packagers with CDM
Asset Base (Large Installations)	▶ Quality asset base with large units strategically located in high-growth areas ▶ Provide larger installations
Speed to Market	▶ Patented design and streamlined manufacturing process allows for greater speed to market than competitors

1 Not shown on map

Key Objectives

- Regency is focused on obtaining investment grade metrics[1] and consistently growing cash distributions to unitholders

A Balanced Approach		
Strategic Objective	**Execution Benchmarks**	**Target Outcomes**
Increase Scale and Expand Geographic Reach	▶ Optimize existing assets and market position ▶ Control and reduce operating costs ▶ Realize synergies across the business ▶ Expand assets through organic growth and acquisitions	Achieve investment grade and increase distributions
Improve Business Mix	▶ Manage contract quality/increase fee-based assets ▶ Maintain a solid hedging program ▶ Pursue "right-fit" growth opportunities	Maintain balanced business mix and comprehensive hedging strategy
Enhance Financial Strength	▶ Maintain a strong balance sheet, ensuring sufficient liquidity and financial flexibility ▶ Prudently finance acquisitions and growth projects	Target 4.0x debt/EBITDA Achieve >1x coverage ratio

Our relentless focus on execution at all levels of the organization forms the foundation for achieving these objectives

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Benefits of Regency and ETE Relationship

- Energy Transfer Equity, L.P. ("ETE"), which also owns the general partner of ETP, acquired Regency's general partnership on May 26, 2010
- ETE is supportive of Regency's objective of reaching investment grade metrics and growing our distributable cash flow
  - ETE has a proven track record of supporting ETP in reaching investment grade
- Realize synergies between the two companies
  - Consolidate common responsibilities into a shared services function and leverage joint purchasing power
  - Share best practices outside of commercially-sensitive areas of both businesses

Overall, ETE's support provides Regency an excellent foundation to reach our key long-term objectives

Overview of Business Results



Key 2010 Accomplishments

	Increases Scale and Expands Geographic Reach	Improves Business Mix	Enhances Financial Strength
▶ Completed construction of Haynesville and Red River expansion projects	✓	✓	✓
▶ Acquired 49.9% interest in MEP Joint Venture	✓	✓	✓
▶ Completed east Texas asset sale		✓	✓
▶ Completed Logansport Expansions	✓	✓	✓
▶ Closed Zephyr acquisition	✓	✓	✓
▶ Raised $400 million[1] in equity offering and $600 million in senior notes offering			✓

1 Net of underwriting discounts and commissions

Year-To-Date 2010 Performance

REGENCY ENERGY PARTNERS

- In 2010, Regency has produced strong financial results
  - Comparing the nine months ended September 30, 2010 to same period in the prior year, adjusted EBITDA improved 42%



Adjusted EBITDA[1]
For the Nine Months Ended
$250
$200
$150
$100
$50
$0
$158
$225
Sept. 30, 2009
Sept. 30, 2010

Key Highlights By Segment	
Gathering & Processing	For the nine-month period, adjusted segment margin increased by 8% to $166 million as of Q3 2010, compared to $155 million as of Q3 2009
Transportation	Adjusted EBITDA increased to $79 million as of Q3 2010 from $8 million as of Q3 2009, with $47 million from the Haynesville JV and $32 million from the MEP JV[2]
Contract Services	Revenue generating horsepower increased 11% year-over-year and adjusted segment margin improved to $116 million, a 9% increase over the prior nine-month period

Regency's performance in 2010 has been enhanced by contributions from the MEP Joint Venture and the completion of the Zephyr acquisition

1 Adjusted EBITDA varies from previously disclosed amounts as a result of a new accounting pronouncement that requires the disclosure of non-controlling interest in income separately on the face of the income statement

2 Represents Regency's proportionate share of Haynesville Joint Venture (49.99%) and MEP Joint Venture (49.9%) adjusted EBITDA, respectively

Commodity Price Risk Management

- 75% of NGLs, 64% of condensate, and 49% of natural gas are hedged for 2011[1]
- 20% of NGLs and 17% of condensate are hedged for 2012[1]



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
70%
77%
98%
96%
75%
68%
78%
80%
54%
27%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
73%
63%
77%
81%
79%
52%
69%
56%
46%
23%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Equity Production
Hedge



Natural Gas Production vs. Hedged
MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
79%
70%
60%
67%
48%
48%
49%
50%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

1 Percentages as October 26, 2010

Looking Ahead



Future Growth Opportunities

- Regency has exceptional opportunities across our diverse business portfolio

Region	Gathering	Processing	Compression	Treating
Eagle Ford Shale	✓	✓	✓	✓
Marcellus Shale			✓	
Haynesville Shale	✓		✓	✓
West Texas	✓	✓	✓	✓

Concluding Thoughts

- Regency's total return to unitholders over the last 12 months was 48%[1]


Regency 12-Month Performance
14%
12%
10%
8%
6%
4%
2%
0%
Dividend Yield (%)
$30
$25
$20
$15
$10
$5
$0
RGNC Unit Price ($/unit)
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Regency Dividend Yield
Regency Unit Price

- Regency has maintained a cash distribution of $0.445 per common unit for each of the last ten quarters

1 Total return calculation is based on closing unit price on December 3, 2009 and December 2, 2010 of $19.15 and $26.54, respectively and annual distribution equal to $1.78 per common unit

Q&A



Appendix



Gathering and Processing Segment (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Nine Months Ended September 30,	
	2010	2009
	($ in thousands)	
Gathering and Processing Segment		
Financial data:		
Segment margin (1)	$ 143,093	$ 162,938
Adjusted segment margin (1)	166,460	154,630
Operating data:		
Throughput (MMbtu/d)	985,748	967,611
NGL gross production (Bbls/d)	25,086	20,557

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

Contract Services Segment (Year-Over-Year)

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
	($ in thousands)	
Contract Services Segment		
Financial data:		
Segment margin	$ 116,083	$ 106,865
Operating data:		
Revenue generating horsepower	823,369	743,289
Average horsepower per revenue generating compression unit	861	836

Corporate and Others Segment (Year-Over-Year)

	Nine Months Ended September 30,	
	2010	2009
	($ in thousands)	
Corporate & Others		
Financial data:		
Segment margin (1)	$ 15,751	$ 4,311

(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.

Transportation Segment (Year-Over-Year)

- The following provides key performance measures for 100% of the Haynesville Joint Venture and the MEP Joint Venture

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
	($ in thousands)	
Transportation Segment - Haynesville Joint Venture		
Financial data:		
Segment margin	$ 126,897	$ 39,894
Operating data:		
Throughput (MMbtu/d)	1,188,345	763,588

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
	($ in thousands)	
Transportation Segment - MEP Joint Venture		
Financial data:		
Segment margin	$ 154,546	$ 43,255
Operating data:		
Throughput (MMbtu/d)	1,346,462	489,886

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Nine Months Ended September 30, 2010	2009	2008
		($ in thousands)	
Net (loss) income	$ (1,995)	$ 143,836	$ 69,392
Add (deduct):			
Interest expense, net	64,961	55,968	48,261
Depreciation and amortization	89,508	81,134	74,688
Income tax expense (benefit)	1,099	(611)	142
EBITDA (1) (2)	$ 153,573	$ 280,327	$ 192,483
Add (deduct):			
Non-cash loss (gain) from derivatives	23,691	3,089	(1,067)
Non-cash unit based compensation (3)	12,341	4,220	3,098
Loss (gain) on asset sales, net	513	(133,389)	434
Income from unconsolidated subsidiaries	(45,747)	(5,455)	–
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	46,640	7,777	–
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	31,587	–	–
Other expense, net	2,601	1,738	2,314
Adjusted EBITDA (6)	$ 225,199	$ 158,307	$ 197,262

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	2010	2009	2008
Net income Haynesville Joint Venture	$ 74,640	$ 14,079	$ –
Add:			
Depreciation and amortization	23,323	5,845	–
Interest expense	355	65	–
Gain on insurance settlement	(249)	–	–
Loss on sale of asset, net	106	–	–
Other expense, net	6	45	–
Haynesville Joint Venture's Adjusted EBITDA	$ 98,181	$ 20,034	$ -

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the period from May 26, 2010 to September 30, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010:

	2010	2009	2008
Net income MEP Joint Venture	$ 24,419	$ –	$ –
Add:			
Depreciation and amortization	22,702	–	–
Interest expense, net	16,180	–	–
MEP Joint Venture's Adjusted EBITDA	$ 63,301	$ -	$ -

(6) Adjusted EBITDA and Combined Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of income from unconsolidated subsidiary to account for Regency's income from the Haynesville Joint Venture and the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Nine Months Ended September 30,		
	2010	2009	2008
		($ in thousands)	
Net (loss) income	$ (1,995)	$ 143,836	$ 69,392
Add (Deduct):			
Operation and maintenance	92,550	90,271	85,475
General and administrative	62,388	43,331	38,784
Loss (gain) loss on asset sales, net	513	(133,388)	419
Management services termination fee	-	-	3,888
Transaction expenses	-	-	536
Depreciation and amortization	84,534	73,924	67,812
Income from unconsolidated subsidiaries	(45,747)	(5,455)	-
Interest expense, net	64,781	55,720	48,041
Other income and deductions, net	(106)	13,673	(446)
Income tax expense (benefit)	1,099	(611)	142
Discontinued operations	(83)	1,534	(12,334)
Total Segment Margin (1)	**257,934**	**282,835**	**301,709**
Non-cash loss (gain) from derivatives	23,367	(8,308)	(4,388)
Adjusted Total Segment Margin (1)	**281,301**	**274,527**	**297,321**
Transportation Segment Margin (1) (2)	-	**11,714**	**50,904**
Contract Services Segment Margin (1)	**116,083**	**106,865**	**92,152**
Corporate & Others Segment Margin (1)	**15,751**	**4,311**	**598**
Inter-segment Elimination	**(16,993)**	**(2,993)**	**(6,831)**
Adjusted Gathering and Processing Segment Margin (1)	**$ 166,460**	**$ 154,630**	**$ 160,498**

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, a functional reorganization of our operating segments, as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

		Nine Months Ended September 30, 2010 ($ in thousands)
Net cash flows provided by operating activities	$	127,903
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(94,130)
Write-off of debt issuance costs		(1,780)
Income from unconsolidated subsidiaries		45,747
Derivative valuation change		(26,841)
Loss on asset sales, net		(493)
Unit based compensation expenses		(12,510)
Trade accounts receivables, accrued revenues, and related party receivables		(2,035)
Other current assets		(3,419)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		21,377
Other current liabilities		(14,428)
Distributions received from unconsolidated subsidiaries		(42,321)
Other assets and liabilities		935
Net loss	$	(1,995)
Add:		
Interest expense, net		64,961
Depreciation and amortization		89,508
Income tax expense		1,099
EBITDA	$	153,573
Add (deduct):		
Non-cash loss from derivatives		23,691
Non-cash unit based compensation		12,341
Loss on asset sales, net		513
Income from unconsolidated subsidiaries		(45,747)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		46,640
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		31,587
Other expense, net		2,601
Adjusted EBITDA	$	225,199
Add (deduct):		
Interest expense, excluding capitalized interest		(57,225)
Maintenance capital expenditures		(10,747)
Proceeds from asset disposal		10,784
Convertible preferred distribution		(5,835)
Partner contribution from ETE		7,436
Q2 distribution received from MEP Joint Venture in July		8,693
Joint venture adjustments (1)		(11,104)
Others		(2,561)
Cash available for distribution	$	164,640

(1) Adjustments for the Partnership's share of the Haynesville Joint Venture's and MEP Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments include interest expense, maintenance capital expenditures and the Haynesville Joint Venture's non-cash portion of the general and administrative management fee.

Non-GAAP Reconciliation (2010 Guidance)

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 65,000	$ 85,000
Add:		
Depreciation and amortization	120,000	120,000
Interest Expense	75,000	80,000
EBITDA at JV in excess of Net Income	50,000	55,000
Adjusted EBITDA	**$ 310,000**	**$ 340,000**